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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 27, 1998
                Date of Report (Date of earliest event reported)

                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                     000-29222                   13-3575874
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)

                                 (816) 960-1333
              (Registrant's telephone number, including area code)


                                Page 1 of 6 Pages
                         Exhibit Index Appears at Page 3

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Item 5. Other Events

            AVAX Technologies, Inc. (the "Company"), announced on Monday, July 27, 1998 that the U.S. FDA cleared the way for it to begin a pivotal trial for registration of M-Vax(TM), an experimental autologous vaccine for treating Stage 3 melanoma. The FDA action follows a review of the Company's Investigational New Drug (IND) application for M-Vax, which is being studied as post-surgical adjuvant therapy in Stage 3 melanoma patients.

            The Company expects to enroll approximately 400 patients into a randomized, multi-center trial designed to compare the efficacy of M-Vax against that of high dose alpha interferon. The pivotal study's two end points are: (1) rate of melanoma tumor recurrence; and (2) overall survival. The dosing regimen will be identical to that used in a Phase II study which showed that two-thirds of patients undergoing 6-weeks of therapy with M-Vax developed an immune response against their own tumor cells as measured by a skin test (DTH). In other studies, the ability of M-Vax to produce a positive DTH response was correlated with overall survival benefit for patients treated with the vaccine. Results of earlier Phase II studies of M-Vax showed a nearly 60% five-year survival rate of patients treated with M-Vax.

            Reference is made to the Company's related press release attached hereto as Exhibit 99.18 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the final paragraph of the press release).

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c)   Exhibits:

            99.18 Press Release dated July 27, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AVAX TECHNOLOGIES, INC.

Date:  July 27, 1998


                                          By: /s/ Jeffrey M. Jonas
                                             ---------------------
                                             Name: Jeffrey M. Jonas, M.D.
                                             Title: President and Chief
                                                    Executive Officer


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                                  Exhibit Index

        Exhibit Number                                   Description
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           99.18                            Press Release dated July 27, 1998.


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